UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2019

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont	05701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 22, 2019, Casella Waste Systems, Inc. (the “Company”) announced certain preliminary financial information as of and for the fiscal year ended December 31, 2018 (“fiscal year 2018”).

The preliminary estimated financial results presented below are based upon information available to the Company as of January 22, 2019 and have been prepared by and are the responsibility of management. Neither the Company’s independent registered public accounting firm nor any other independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary estimated financial results, nor have they expressed any opinion or any other form of assurance on the preliminary estimated financial results. These preliminary estimated financial results relating to the fiscal year 2018 are subject to adjustment as a result of the completion of the audit of the Company’s financial statements, and the Company’s actual results may differ materially from these preliminary results.

•

Revenues are estimated to be between $660.2 million and $661.2 million for fiscal year 2018, as compared to $599.3 million in the fiscal year ended December 31, 2017 (“fiscal year 2017”), exceeding the previously disclosed guidance range of $642 million to $652 million.

•	Net income is estimated to be between $7.2 million and $7.8 million for fiscal year 2018, as compared to a Net loss of $(21.8) million in fiscal year 2017.

•

Adjusted EBITDA* is estimated to be between $137.7 million and $138.3 million for fiscal year 2018, as compared to $129.0 million in fiscal year 2017, within the previously disclosed guidance range of $137 million to $140 million.

•	Net cash provided by operating activities is estimated to be between $120.5 million and $121.1 million for fiscal year 2018, as compared to $107.5 million in fiscal year 2017.

•

Normalized Free Cash Flow* is estimated to be between $46.8 million and $47.4 million for fiscal year 2018, as compared to $38.8 million in fiscal year 2017, exceeding the previously disclosed guidance range of $44 million to $47 million.

As of December 31, 2018, the Company had cash and cash equivalents of $4.0 million as compared to cash and cash equivalents of $3.1 million as of September 30, 2018. As of December 31, 2018, the Company had outstanding total debt of $555.2 million, as compared to outstanding total debt of $528.2 million as of September 30, 2018, with the increase due mainly to acquisition activity during the fourth quarter of 2018.

*Non-GAAP Financial Measures

In addition to disclosing financial results prepared in accordance with GAAP, the Company also discloses earnings before interest, taxes, and depreciation and amortization, adjusted for accretion, depletion of landfill operating lease obligations, the Southbridge Landfill closure (settlement) charge, net, gains on asset sales, development project charges, contract settlement charges, legal settlement costs, tax settlement costs, bargain purchase gains, asset impairment charges, environmental remediation charges, severance and reorganization costs, expense from acquisition activities and other items, gains on the settlement of acquisition related contingent consideration, proxy contest costs, as well as impacts from divestiture transactions (“Adjusted EBITDA”), which is a non-GAAP financial measure.

The Company also discloses net cash provided by operating activities, less capital expenditures, less payments on landfill operating lease contracts, plus proceeds from divestiture transactions, plus proceeds from the sale of property and equipment, plus proceeds from property insurance settlement, plus (less) contributions from (distributions to) noncontrolling interest holders, (less) certain cash outflows (inflows) associated with landfill closure, site improvement and remediation, plus certain cash outflows associated with new contract and project capital expenditures, plus certain cash outflows associated with contract settlement costs, plus certain cash outflows associated with expense from acquisition activities and other items, plus certain cash outflows associated with capital expenditures related to acquisitions or assumption of new customers from a distressed or defunct market participant, plus (less) cash outflows (inflows) associated with certain business dissolutions, plus cash interest outflows associated with the timing of refinancing transactions (“Normalized Free Cash Flow”), which is a non-GAAP financial measure.

Adjusted EBITDA is reconciled to net income (loss); Normalized Free Cash Flow is reconciled to net cash provided by operating activities.

The Company presents Adjusted EBITDA and Normalized Free Cash Flow because it considers them important supplemental measures of its performance and believes they are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s results. Management uses these non-GAAP financial measures to further understand its “core operating performance.” The Company believes its “core operating performance” is helpful in understanding its ongoing performance in the ordinary course of operations. The Company believes that providing Adjusted EBITDA and Normalized Free Cash Flow, to investors, in addition to corresponding income statement and cash flow statement measures, affords investors the benefit of viewing its performance using the same financial metrics that the management team uses in making many key decisions and understanding how the core business and its results of operations has performed. The Company further believes that providing this information allows its investors greater transparency and a better understanding of its core financial performance.

Non-GAAP financial measures are not presented in accordance with or intended as an alternative for GAAP. Adjusted EBITDA and Normalized Free Cash Flow should not be considered in isolation from or as a substitute for financial information presented in accordance with GAAP, and may be different from Adjusted EBITDA and Normalized Free Cash Flow presented by other companies.

Following is a reconciliation, in the form of a range, of preliminary estimated Adjusted EBITDA to preliminary estimated Net income, the most comparable GAAP measure, for fiscal year 2018; and Adjusted EBITDA to Net (loss) for fiscal year 2017 (in millions):

	(Preliminary) Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2017
Net income (loss)	$7.2 to $7.8	$(21.8)
Benefit for income taxes	(0.1) to (0.7)	(15.3)
Other income	(0.7)	(0.9)
Loss on debt extinguishment	7.4	0.5
Interest expense, net	26.1	24.9
Expense from acquisition activities and other items	1.8	0.2
Southbridge Landfill closure charge, net	7.6 to 8.6	65.2
Contract settlement charge	2.1	—
Development project charge	0.3	—
Depreciation and amortization	70.5	62.1
Depletion of landfill operating lease obligations	9.7	9.6
Interest accretion on landfill and environmental remediation liabilities	5.7	4.5

Adjusted EBITDA	$137.7 to $138.3	$129.0

Following is a reconciliation, in the form of a range, of preliminary estimated Free Cash Flow and preliminary estimated Normalized Free Cash Flow to preliminary estimated Net cash provided by operating activities, the most comparable GAAP measure, for fiscal year 2018; and Free Cash Flow and Normalized Free Cash Flow to Net cash provided by operating activities for fiscal year 2017 (in millions):

	(Preliminary) Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2017
Net cash provided by operating activities	$120.5 to $121.1	$107.5
Capital expenditures	(73.0) to (73.4)	(64.9)
Payments on landfill operating lease contracts	(7.4)	(7.2)
Proceeds from sale of property and equipment	0.9	0.7
Proceeds from property insurance settlement	1.0	—

Free Cash Flow	$41.7 - $42.3	$36.1
Contract settlement costs (i)	2.1	—
Landfill closure, site improvement and remediation (ii)	(2.8)	2.2
Cash outflows related to acquisitions and other items (iii)	1.3	—
Non-recurring capital expenditures (iv)	4.2 to 4.6	0.5

Normalized Free Cash Flow	$46.8 to $47.4	$38.8

(i)	Includes a contract settlement cash outlay associated with exiting a contract.
(ii)

Includes cash inflows and cash outlays associated with the Southbridge Landfill closure. This includes $6.5 million of the $10.0 million recovery of the environmental insurance settlement and excludes $3.5 million pertaining to the recovery of cash flows from investing activities.

(iii)	Includes cash outlays associated with acquisition activities and other items.
(iv)	Includes capital expenditures related to acquisitions or assumption of new customers from a distressed or defunct market participant.

Southbridge Settlement and Landfill Closure Charges

As previously disclosed, on November 8, 2018, the Company and the Town of Southbridge, Massachusetts (the “Town”) reached a settlement to resolve claims that were the subject of litigation filed in Worcester Superior Court. Under the terms of the settlement, the Company and the Town agreed to advance the date through which the Company is obligated to provide free curbside collection and disposal of the Town’s residential waste from May 28, 2027 to March 31, 2024. The settlement also permits the Company to close the waste transfer station located in the Town after December 31, 2018. Following the settlement, the Company expects to record a charge of between $8.2 million and $9.2 million in the fourth quarter of 2018 for the free waste collection and disposal services it is obligated to provide to the Town through March 31, 2024 and for other remaining cash payment obligations to the Town that will continue until May 28, 2027. For more information about the Company’s litigation with the Town, see Part II, Item 1. “Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018. During November 2018, the Company stopped accepting waste at the Southbridge Landfill in accordance with its plan to permanently close the site. The Company has been actively working with the Massachusetts Department of Environmental Protection, third party consultants and its internal engineering staff to finalize plans regarding the final capping, closure and post-closure activities at Southbridge Landfill in accordance with federal and Massachusetts state regulations. Given additional regulatory requirements, the Company revised its plans for final capping, closure and post-closure to be more expansive than prior plans including a lengthened multi-year closure period. As a result, the Company has reviewed its cost estimates and expects to record a charge of between $5.5 million and $6.5 million in the fourth quarter of 2018 to properly establish liabilities for final capping, closure and post-closure activities at Southbridge Landfill.

Item 7.01	Regulation FD Disclosure.

The disclosures contained in Item 2.02 above are hereby incorporated by reference into this Item 7.01.

Safe Harbor Statement

Certain matters discussed in this Form 8-K, including, but not limited to, the statements regarding our intentions, beliefs or current expectations concerning, among other things, the preliminary estimated financial results for the fiscal year ended December 31, 2018; our financial performance; financial condition; operations and services; prospects; growth; strategies; and guidance for full year 2018, are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “will,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. The Company cannot guarantee that it actually will achieve the financial results, plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements, and all phases of the Company’s operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in its forward-looking statements. Such risks and uncertainties include or relate to, among other things: new policies adopted by China as part of its “National Sword” program that will restrict imports of recyclable materials into China and have a material impact on the Company’s financial results; the planned capping and closure of the Southbridge Landfill or the amount of the charge associated with the settlement of litigation with the Town of Southbridge could exceed estimates; the lawsuit relating to the North Country Landfill could result in unexpected material costs; adverse weather conditions may negatively impact the Company’s revenues and its operating margin; the Company may be unable to increase volumes at its landfills or improve its route profitability; the Company’s need to service its indebtedness may limit its ability to invest in its business; the Company may be unable to reduce costs or increase pricing or volumes sufficiently to achieve estimated Adjusted EBITDA and other targets; landfill operations and permit status may be affected by factors outside the Company’s control; the Company may be required to incur capital expenditures in excess of its estimates; fluctuations in energy pricing or the commodity pricing of its recyclables may make it more difficult for the Company to predict its results of operations or meet its estimates; the Company may be unable to achieve its acquisition or development targets on favorable pricing or at all; and the Company may incur environmental charges or asset impairments in the future. There are a number of other important risks and uncertainties that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements. These additional risks and uncertainties include, without limitation, those detailed in Item 1A, “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2017, and in other filings that the Company may make with the Securities and Exchange Commission in the future. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: January 22, 2019	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer